Exhibit 10.2

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of September 29, 2020 (“Effective Date”), by and among Lion Group Holding Ltd., a Cayman Islands exempted company (the “Company”), Greentree Financial Group, Inc., a Florida corporation (“Greentree”), and the various other investors identified in Schedule I to the Original Agreement (as defined below) (together with Greentree, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement.

RECITALS

WHEREAS, the Company and the Investors are parties to the Securities Purchase Agreement, dated August 1, 2020 (the “Original Agreement” and, as amended by this Amendment, the “Securities Purchase Agreement”), pursuant to which, the Company agreed to issue, and the Investors agreed to purchase certain amount of Company’s securities;

WHEREAS, in accordance with Section 8 of the Original Agreement, the Company filed a registration statement on Form F-1 (File No. 333-240292) (“F-1”) on August 3, 2020, to register the resale of the Class A ordinary shares underlying the securities;

WHEREAS, the Company received the first comment letter from SEC on August 13, 2020 and filed Amendment No. 1 to Form F-1 (“Amended F-1”) on August 26, 2020, and later received the second comment letter from SEC on September 3, 2020, pursuant to which the SEC indicated that certain changes to the Original Agreement should be made so that the F-1 might be declared effective;

WHEREAS, the parties hereto desire to amend the Original Agreement and to revise the terms hereof in order to file a new registration statement on Form F-1 and that it might be declared effective by the SEC as soon as possible; and

WHEREAS, pursuant to Section 21 of the Original Agreement, the Original Agreement can be amended with the written consent of the parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	The Recitals are hereby amended by deleting the second and third paragraphs in their entirety and replacing them with the following:

“WHEREAS, the Investors have agreed to purchase securities of the Company under the Offering (all securities to be purchased hereunder, including the Purchased ADSs, Warrants, Warrant ADSs, Origination ADSs, Reset ADSs and True-Up ADSs, being referred to herein as, “Securities”), subject to the terms and conditions hereof.”

2.	Section 1.a.ii is hereby deleted in its entirety and replaced with the following:

“Second Closing. The closing of the second tranche of 666,666 ADSs for $2,000,000.00 (the “Second Purchase Price”) will occur within five business days from the date that the Registration Statement (defined below) is declared effective by the United States Securities Exchange Commission (“SEC”, such date being “Second Closing”).”

3.	Section 1.a.iii. is hereby deleted in its entirety.

4.	Section 2 is hereby amended by (i) deleting in its entirety the second paragraph, and (ii) adding the following immediately after the first sentence in first paragraph:

“In addition, upon the Second Closing, the Company shall issue to each of the Investors additional Warrants to purchase an aggregate of 666,667 Warrants at an exercise price of $3.00 per ADS.”

5.	Section 3 is hereby deleted in its entirety and replaced with the following:

“3. ORIGINATION FEE. The Company agrees to issue to the Investors, pro rata in proportion to the amount of Purchased ADSs purchased by such Investor at the applicable closing, an additional 150,000 ADSs as origination fee (the “Origination ADSs”) payable as follows:

-	50,000 ADSs upon the First Closing; and

-	100,000 ADSs upon the Second Closing.”

6.	Section 5 is hereby deleted in its entirety and replaced with the following:

“5. TRUE-UP ADSs. In the event that VWAP of the ADSs during the five days prior to the date which is the earlier of (i) 90 days after the Registration Statement is declared effective by the SEC and (ii) the date that all Purchased ADSs are eligible for resale pursuant to Rule 144 under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (the “True-Up Price”) is less than the Purchase Price, within 10 days of such date the Company shall issue to the Investors up to 500,000 additional ADSs equal to the difference between the Purchase Price and the True-Up Price aggregated across the number of ADS purchased at the First Closing and Second Closing, based upon the Purchase Price (the “True-Up ADSs”). For the purpose of illustration, if the True-up Price is $2.50, the Company will issue an additional 200,000 ADSs, calculated as $3.00 less $2.50, multiplied by 1,000,000 ADSs (the number of ADSs to be purchased upon the at the First Closing and Second Closing), and divided by $2.50. In the event the number of True-Up ADSs is insufficient to cover the amount for which such ADSs are intended, the True-Up ADSs will be issued to the Investors pro rata according to the portion of Purchased ADSs such Investor is purchasing.”

7.	Section 7.c. is hereby deleted in its entirety and replaced with the following:

“The Company will be responsible for all costs and fees relating to the original issuance of ADSs issued at the First Closing and the Second Closing, or upon the exercise of Warrants.”

8.	The first sentence of Section 8 is hereby deleted in its entirety and replaced with the following:

“The Company shall prepare and file with the SEC a registration statement on Form F-1 (the “Registration Statement”) to cover the resale by the Investors of the Class A ordinary shares underlying the Purchased ADSs, Warrant ADSs, Origination ADSs and the maximum number of True-Up ADSs(the “Registrable Securities”).”

9.	Section 9.c. is hereby amended by adding the following after 9.c.iv.:

“v. confirmation that the restrictive legend has been removed from the ADSs received at the First Closing.”

10.	Section 9.e. is hereby deleted in its entirety.

11.	Section 9.f. is hereby deleted in its entirety.

12.	The first paragraph in Section 10 is hereby amended by deleting the reference to the Optional Closing.

13.	Section 18 is hereby amended by deleting the second sentence in its entirety.

14.	Schedule I is hereby deleted in its entirety and replaced by Schedule I included herein.

15.	Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Securities Purchase Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Securities Purchase Agreement, as amended by this Amendment (or as the Securities Purchase Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Securities Purchase Agreement as of the date first above written.

COMPANY:

Lion Group Holding Ltd.

By:	/s/Chunning Wang
Name:	Chunning Wang
Title:	Chief Executive Officer

GREENTREE:

Greentree Financial Group, Inc.

By:	/s/Chris Cottone
Name:	R. Chris Cottone
Title:	Vice President

OTHER INVESTORS:

R-Opus Management Inc.

By:	/s/Weiheng Cai
Name:	Weiheng Cai
Title:

Capital Markets Solutions, LLC

By:	/s/William Gerhauser
Name:	William Gerhauser
Title:	Managing Member

SCHEDULE I

		First Closing			Second Closing
Investor	%	Purchased Shares	Origination	Warrants	Purchased Shares	Origination	Warrants
Greentree Financial Group, Inc.	62.5	208,334	31,250	208,334	416,666	62,500	833,333
R-Opus Management Inc.	12.5	41,667	6,250	41,667	83,333	12,500	166,667
Capital Markets Solutions, LLC	25.0	83,333	12,500	83,333	166,667	25,000	333,333
Total	100	333,334	50,000	333,334	666,666	100,000	1,333,333